Exhibit 10.4

WAIVER TO CREDIT AGREEMENT

This WAIVER TO CREDIT AGREEMENT (this “Waiver”) is made and entered into as of November 6, 2015 by and among UNILIFE MEDICAL SOLUTIONS, INC., a Delaware corporation (the “Borrower”), the other Creditor Obligors party hereto and ROS ACQUISITION OFFSHORE LP, a Cayman Islands exempted limited partnership (the “Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Credit Agreement, dated as of March 12, 2014 (as amended from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, the Borrower has advised the Lender that it intends to issue to Discover Growth Fund $7,900,000 principal amount of Series A Redeemable Convertible Preferred Stock at an original issue discount of 5% and at $10,000 per share, with $7,500,000 in gross proceeds to be received on or near the date hereof (the “Preferred Equity Investment”) and otherwise on the terms and conditions set forth in the term sheet delivered to Lender on October 30, 2015 (the “Term Sheet”);

WHEREAS, the Borrower has requested that the Lender waive the Revenue Base covenant in Section 8.4(a) of the Credit Agreement with respect to the calendar year ending December 31, 2015, as more fully described herein; and

WHEREAS, the Lender is willing to execute this Wavier only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Waiver shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Waiver becomes effective, refer to the Credit Agreement as amended hereby.

2. Waiver. Subject to the terms and conditions set forth herein, the Lender hereby waives (a) the requirement that the Revenue Base for the calendar year ending December 31, 2015 be at least $54,100,000 as set forth in Section 8.4(a) of the Credit Agreement, and (b) any Event of Default that would occur under Section 9.1(c) of the Credit Agreement for any failure to meet such requirement.

3. Conditions to Effectiveness of Waiver. This Waiver shall become effective upon delivery by the Lender to Borrower of a counterpart signature to this Waiver duly executed by the Lender, and receipt (i) by the Lender of executed definitive documentation with

Discover Growth Fund on the terms and conditions set forth in the Term Sheet, (ii) by the Lender of evidence satisfactory to the Lender that Holdings has received $7,500,000 cash proceeds of the Preferred Equity Investment from Discover Growth Fund, and (iii) by the Lender of a counterpart signature to this Waiver duly executed and delivered by the Borrower and each of the other Credit Obligors.

4. Expenses. The Borrower agrees to pay on demand all expenses of the Lender (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Waiver and all other expenses of the Lender remaining unpaid as of the date hereof.

5. Representations and Warranties. The Credit Obligors represent and warrant to the Lender as follows:

(a) The representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b) No Default or Event of Default has occurred or is continuing.

(c) (i) Each Credit Obligor has taken all necessary action to authorize the execution, delivery and performance of this Waiver; (ii) this Waiver has been duly executed and delivered by the Credit Obligors and constitutes each of the Credit Obligors’ legal, valid and binding obligations, enforceable in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity), and (iii) no authorization or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by any Credit Obligor of this Waiver.

6. No Implied Amendment or Waiver. Except as expressly set forth in this Waiver, this Waiver shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Waiver shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7. Reaffirmation of Security Interests. The Credit Obligors (i) affirm that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agree that this Waiver shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

8. Reaffirmation of Guarantee. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Waiver, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Waiver and all documents executed in connection herewith do not operate to reduce or discharge the Guarantor’s obligations under the Loan Documents.

9. Waiver and Release. TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS WAIVER, EACH CREDIT OBLIGOR REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b) RELEASES AND DISCHARGES THE LENDER, ITS AFFILIATES AND ITS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

10. Counterparts; Governing Law. This Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Waiver by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Waiver. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

UNILIFE MEDICAL SOLUTIONS, INC.		UNILIFE CORPORATION

By:	/s/ John Ryan	By:	/s/ John Ryan
	Name: John Ryan		Name: John Ryan
	Title: Senior Vice President, General Counsel and Secretary		Title: Senior Vice President, General Counsel and Secretary

UNILIFE CROSS FARM LLC

		By:	/s/ John Ryan
Name: John Ryan
Title: Senior Vice President, General Counsel and Secretary

Executed by Unilife Medical Solutions Pty Limited in accordance with Section 127 of the Corporations Act 2001

/s/ Alan D. Shortall	/s/ Ramin Mojdeh
Signature of director	Signature of director/company secretary (Please delete as applicable)

Alan D. Shortall	Ramin Mojdeh
Name of director (print)	Name of director/company secretary (print)

Executed by Unitract Syringe Pty Ltd in accordance with Section 127 of the Corporations Act 2001

/s/ Alan D. Shortall	/s/ Ramin Mojdeh
Signature of director	Signature of director/company secretary (Please delete as applicable)

Alan D. Shortall	Ramin Mojdeh
Name of director (print)	Name of director/company secretary (print)

Signature Page to Waiver to Credit Agreement

ROS ACQUISITION OFFSHORE LP, as the Lender
By OrbiMed Advisors LLC, its investment manager

By:	/s/ Samuel Isaly
Name: Sam Isaly
Title: Managing Member

Signature Page to Waiver to Credit Agreement